UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02351

Western Asset Income Fund
(Exact name of registrant as specified in charter)

620 Eighth Avenue, N.Y.N.Y.			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

ITEM 1.  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2011

Annual Report

Western Asset Income Fund

(PAI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Income Fund

Fund objectives

The Fund seeks a high level of current income, consistent with prudent investment risk. Capital appreciation is a secondary objective.

What’s inside

Letter from the president	II

Investment commentary	III

Fund overview	1

Fund at a glance	5

Spread duration	6

Effective duration	7

Schedule of investments	8

Statement of assets and liabilities	20

Statement of operations	21

Statements of changes in net assets	22

Financial highlights	23

Notes to financial statements	24

Report of independent registered public accounting firm	33

Board approval of management and subadvisory agreements	34

Additional information	37

Annual principal executive officer and principal financial officer certifications	42

Other shareholder communications regarding accounting matters	43

Dividend reinvestment plan	44

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Income Fund for the twelve-month reporting period ended December 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•                  Fund prices and performance,

•                  Market insights and commentaries from our portfolio managers, and

•                  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

January 27, 2012

Western Asset Income Fund	III

Investment commentary

Economic review

Economic growth in the U.S. accelerated over the twelve months ended December 31, 2011. However, the pace of the expansion was less robust than during most other periods exiting a severe recession. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 0.4% and 1.3% in the first and second quarters of 2011, respectively. Third quarter GDP growth then rose to 1.8%. The economy then gathered further momentum late in the year, as the Commerce Department’s initial estimate for fourth quarter GDP growth was 2.8% — the fastest pace since the second quarter of 2010. This was attributed, in part, to higher consumer spending, which rose 2.0% in the fourth quarter, versus 1.7% and 0.7% gains in the third and second quarters, respectively.

Two factors holding back the economy were the weak job market and continued strains in the housing market. While there was some improvement in early 2011 and late in the reporting period, unemployment remained elevated. When 2011 began, unemployment, as reported by the U.S. Department of Labor, was 9.4%. After dipping below 9.0% in March 2011 (to 8.9%), unemployment moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months before declining to 8.9% in October. Unemployment then fell to 8.6% in November and 8.5% in December, the latter being the lowest rate since February 2009. The housing market showed some encouraging signs, although home prices still appear to be searching for a bottom. Looking back, existing-home sales moved somewhat higher in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then fluctuated over the next eight months before rising during each of the last three months of the year. In addition, the year ended with the lowest inventory of unsold homes since April 2006. However, existing-home prices remained weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $164,500 in December 2011, down 2.5% from December 2010.

While the manufacturing sector continued to expand, it experienced a soft patch during a portion of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the next several months and was 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gained some momentum late in the period and ended December at 53.9, its highest reading in the last six months.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term

IV	Western Asset Income Fund

Investment commentary (cont’d)

Treasury securities by June 2012 (often referred to as “Operation Twist”). At its meeting in December, the Fed potentially opened the door to another round of quantitative easing in 2012, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.” Finally, in January 2012 (after the reporting period ended), the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

January 27, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Income Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks a high level of current income, consistent with prudent investment risk, through investment in a diversified portfolio of debt securities. To a lesser extent, the Fund may also invest in privately placed debt securities and in certain equity securities. Capital appreciation is a secondary investment objective.

The Fund’s investment policies provide that its portfolio be invested as follows: at least 75% in debt securities rated within the four highest grades, and in government securities, bank debt, commercial paper, cash or cash equivalents; up to 25% in other fixed-income securities, convertible bonds, convertible preferred and preferred stock; and not more than 25% in securities restricted as to resale.

At Western Asset Management Company (“Western Asset”), the Fund’s adviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The portfolio managers responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh and Ryan K. Brist. Effective May 1, 2011, S. Kenneth Leech no longer serves as a portfolio manager for this Fund. While Mr. Leech continues to help shape Western Asset’s overall investment strategy, his day-to-day role is becoming more concentrated on global portfolios. To reflect this global focus, he will continue to serve as a portfolio manager of the global funds, but not of the non-global funds.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Given changing perceptions for the economy and a number of macro issues, the performance of the spread sectors (non-Treasuries) fluctuated during the reporting period. Most spread sectors rallied during the first four months of the period as expectations for the economy were generally positive. While the spread sectors generally posted positive results in May, they underperformed equal-durationi Treasuries. Risk aversion then increased from June through September given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the Standard & Poor’s rating downgrade of U.S. sovereign debt. However, most spread sectors rallied in October given hopes of progress in Europe and some better-than-expected economic data. While risk aversion returned in November given an escalation of the European sovereign debt crisis, risk appetite returned in December as the economy appeared to gather some momentum heading into 2012.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the reporting period. When the period began, two- and ten-year Treasury yields were 0.61% and 3.30%, respectively. Yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation. Two- and ten-year Treasury yields peaked at 0.87% and 3.75%, respectively, in February 2011. Yields then declined during much of the next seven months due to disappointing economic data

2	Western Asset Income Fund 2011 Annual Report

Fund overview (cont’d)

and several flights to quality. Two-year Treasuries hit their low for the reporting period of 0.16% on September 19, 2011. Ten-year Treasuries reached their reporting period trough of 1.72% on September 22, 2011. Yields then moved higher in October as investor risk appetite increased. Two-year Treasury yields were then relatively stable during the last two months of the year, whereas ten-year Treasury yields declined in November and December. When the reporting period ended on December 31, 2011, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.89%.

All told, the Barclays Capital U.S. Aggregate Indexii returned 7.84% for the twelve months ended December 31, 2011. The overall credit market, as represented by the Barclays Capital U.S. Credit Indexiii (the “Index”), returned 8.35% over the same period. During this period, as measured by the Index, lower-rated BBB-rated bonds outperformed highly-rated AAA-rated securities, returning 9.48% and 5.99%, respectively. Comparatively, riskier fixed-income securities, including high-yield bonds, produced weaker results. Over the fiscal year, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexiv returned 4.96%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We pared the Fund’s out-of-benchmark exposures to asset-backed securities, non-agency mortgage-backed securities and high-yield bonds. Additionally, the Fund reduced its allocation to the Utilities and Information Technology sectors. In contrast, we increased its exposure to emerging market issuers.

The Fund employed U.S. Treasury futures during the reporting period to manage its duration and yield curvev positioning. Overall, the use of these derivative instruments detracted from performance.

Performance review

For the twelve months ended December 31, 2011, Western Asset Income Fund returned 5.04% based on its net asset value (“NAV”)vi and 13.32% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Corporate High Yield Indexvii and the Barclays Capital U.S. Credit Index, returned 4.98% and 8.35%, respectively, for the same period. The Lipper Corporate Debt Closed-End Funds BBB-Rated Category Averageviii returned 6.47% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.75 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2011. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2011

Price Per Share	12-Month Total Return*
$13.76 (NAV)	5.04%†
$13.81 (Market Price)	13.32%‡

All figures represent past performance and are not a guarantee of future results.

*  Total returns are based on changes in NAV or market price, respectively.

†  Total return assumes the reinvestment of all distributions at NAV.

‡  Total return assumes the reinvestment of all distributions in additional shares in

Western Asset Income Fund 2011 Annual Report	3

accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributors to the Fund’s relative performance during the reporting period were our quality biases. Relative to the Index, our overweight to lower-rated BBB-rated securities and underweight to higher-rated AAA-rated securities were rewarded given the outperformance of lower-rated securities during the fiscal year as a whole. Demand for BBB-rated bonds was generally strong during the period, as investors looked to generate incremental yield in the low interest rate environment.

A number of individual holdings also contributed to performance. In particular, our overweight exposures to communications company AT&T, diversified financial services firm General Electric Capital Corp. and Mexican oil and gas company Pemex were beneficial for results.

The Fund’s positioning in a number of sectors was also beneficial. In particular, overweights to the Communications, Energy and Utilities sectors were rewarded as they all outperformed the Index during the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was sector allocation. Even though we reduced our allocations to asset-backed securities, non-agency mortgage-backed securities and high-yield bonds, we maintained overweights versus the Index. This positioning was detrimental for performance, as they all lagged the Index during the period. Elsewhere, having an overweight to Financials hurt results, as it was the worst performing sector in the Index. Our underweight to non-corporate bonds was another area of weakness. This portion of the Index gained 9.14% during the reporting period, whereas corporate bonds in the Index returned 8.15%.

Overall security selection also detracted from results. A number of our weakest positions were in the Financials sector. In particular, our overweights in Europe-based Credit Agricole and ING Group were drags on performance. An overweight in Automobile manufacturer General Motors hindered the Fund’s results as well.

Looking for additional information?

The Fund is traded under the symbol “PAI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XPAIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

4	Western Asset Income Fund 2011 Annual Report

Fund overview (cont’d)

Sincerely,

Western Asset Management Company

January 17, 2012

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund may invest in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may invest, to a limited extent, in foreign securities, including emerging markets, which are subject to additional risks. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

Portfolio holdings and breakdowns are as of December 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 8 through 19 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2011 were: Financials (39.2%), Energy (15.9%), Consumer Discretionary (8.8%), Telecommunication Services (7.2%) and Industrials (5.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii	The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).
iv

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
vi

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total investments) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

The Barclays Capital U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-As are also included.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 26 funds in the Fund’s Lipper category.

Western Asset Income Fund 2011 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†      The bar graph above represents the Fund’s portfolio as of December 31, 2011 and December 31, 2010, and does not include derivatives such as futures contracts. The Fund’s portfolio is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

6	Western Asset Income Fund 2011 Annual Report

Spread duration (unaudited)

Economic Exposure — December 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
BCI	— Barclays Capital U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
Muni	— Municipal
PAI	— Western Asset Income Fund

Western Asset Income Fund 2011 Annual Report	7

Effective duration (unaudited)

Interest Rate Exposure — December 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BCI	— Barclays Capital U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
Muni	— Municipal
PAI	— Western Asset Income Fund

8	Western Asset Income Fund 2011 Annual Report

Schedule of investments

December 31, 2011

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 93.3%
Consumer Discretionary — 8.6%
Automobiles — 2.0%
Daimler Finance NA LLC, Senior Notes	3.875%	9/15/21	$ 410,000	$412,026	(a)
Escrow GCB General Motors	8.250%	7/15/23	2,710,000	33,875
Ford Motor Credit Co., LLC, Senior Notes	5.000%	5/15/18	690,000	691,789
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	1,410,000	1,469,514
Total Automobiles				2,607,204
Hotels, Restaurants & Leisure — 0.2%
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	180,000	207,000
Media — 5.4%
Comcast Cable Holdings LLC	9.800%	2/1/12	375,000	377,486
Comcast Corp., Bonds	6.400%	5/15/38	950,000	1,141,361
Comcast Corp., Notes	6.450%	3/15/37	120,000	145,469
Comcast Corp., Senior Notes	6.950%	8/15/37	160,000	203,569
News America Inc., Senior Notes	6.550%	3/15/33	545,000	593,457
News America Inc., Senior Notes	7.750%	12/1/45	130,000	159,168
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	100,000	114,500
TCI Communications Inc.	8.750%	8/1/15	160,000	194,370
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	520,000	664,003
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	530,000	694,682
Time Warner Inc., Senior Debentures	7.700%	5/1/32	595,000	776,288
United Business Media Ltd., Notes	5.750%	11/3/20	640,000	645,540	(a)
WPP Finance 2010, Senior Notes	4.750%	11/21/21	1,150,000	1,141,621	(a)
WPP Finance UK, Senior Notes	8.000%	9/15/14	180,000	200,504
Total Media				7,052,018
Multiline Retail — 0.3%
Macy’s Retail Holdings Inc., Notes	5.750%	7/15/14	400,000	425,483
Specialty Retail — 0.7%
American Greetings Corp., Senior Notes	7.375%	12/1/21	160,000	162,000
Gap Inc., Senior Notes	5.950%	4/12/21	730,000	696,275
Total Specialty Retail				858,275
Total Consumer Discretionary				11,149,980
Consumer Staples — 3.9%
Beverages — 0.5%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	260,000	304,929
Dr. Pepper Snapple Group Inc., Senior Notes	3.200%	11/15/21	310,000	314,548
Total Beverages				619,477

See Notes to Financial Statements.

Western Asset Income Fund 2011 Annual Report	9

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Food & Staples Retailing — 0.7%
Delhaize Group, Senior Notes	6.500%	6/15/17	$ 290,000	$340,844
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	530,000	597,946	(a)
Total Food & Staples Retailing				938,790
Food Products — 0.1%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	150,000	173,077
Tobacco — 2.6%
Altria Group Inc., Senior Notes	4.750%	5/5/21	410,000	451,426
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	300,000	357,359
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	270,000	310,726
Lorillard Tobacco Co., Senior Notes	7.000%	8/4/41	320,000	336,356
Philip Morris International Inc., Senior Notes	6.875%	3/17/14	490,000	551,269
Reynolds American Inc., Senior Notes	7.250%	6/1/12	1,360,000	1,393,008
Total Tobacco				3,400,144
Total Consumer Staples				5,131,488
Energy — 15.9%
Energy Equipment & Services — 0.6%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	370,000	488,113
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	240,000	280,634
Total Energy Equipment & Services				768,747
Oil, Gas & Consumable Fuels — 15.3%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	465,000	562,595
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	35,000	40,570
Apache Corp.	6.900%	9/15/18	100,000	127,164
Apache Corp., Senior Notes	6.000%	1/15/37	190,000	244,963
Apache Corp., Senior Notes	5.100%	9/1/40	80,000	93,500
Apache Corp., Senior Notes	5.250%	2/1/42	90,000	107,546
Arch Coal Inc., Senior Notes	7.000%	6/15/19	260,000	265,200	(a)
ConocoPhillips, Notes	6.500%	2/1/39	810,000	1,120,446
ConocoPhillips, Senior Notes	6.000%	1/15/20	310,000	382,830
Devon Energy Corp., Senior Notes	5.600%	7/15/41	320,000	384,745
Devon Financing Corp. ULC, Debentures	7.875%	9/30/31	380,000	537,512
Duke Capital LLC, Senior Notes	6.250%	2/15/13	800,000	838,693
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	2,000,000	2,305,000
Enbridge Energy Partners LP	9.875%	3/1/19	120,000	159,148
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	170,000	208,275
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	320,000	357,429
EOG Resources Inc., Senior Notes	5.875%	9/15/17	540,000	644,485
Hess Corp., Notes	7.875%	10/1/29	1,180,000	1,585,298
Hess Corp., Senior Bonds	6.000%	1/15/40	300,000	354,942

See Notes to Financial Statements.

10	Western Asset Income Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Kerr-McGee Corp., Notes	6.950%	7/1/24	$1,080,000	$1,288,045
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	530,000	536,057
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	310,000	314,650	(a)
Noble Energy Inc., Senior Notes	4.150%	12/15/21	90,000	93,104
Noble Energy Inc., Senior Notes	6.000%	3/1/41	390,000	451,214
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	2,635,000	2,987,431
Petrobras International Finance Co., Global Notes	5.875%	3/1/18	879,000	961,950
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	700,000	804,393
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	600,000	297,000	(a)‡
Shell International Finance BV, Senior Notes	6.375%	12/15/38	250,000	344,078
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	5.400%	8/15/41	310,000	338,493	(a)
Williams Cos. Inc., Debentures	7.500%	1/15/31	47,000	57,283
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	37,000	46,026
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	610,000	799,250
WPX Energy Inc., Senior Notes	6.000%	1/15/22	190,000	194,512	(a)
Total Oil, Gas & Consumable Fuels				19,833,827
Total Energy				20,602,574
Financials — 37.4%
Capital Markets — 5.5%
GFI Group Inc., Senior Notes	8.375%	7/19/18	470,000	418,300
Goldman Sachs Capital I, Capital Securities	6.345%	2/15/34	555,000	469,758
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	880,000	541,200	(b)
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	40,000	41,521
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	270,000	266,497
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	510,000	497,525
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	570,000	559,187
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	640,000	595,528
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	480,000	118,800	(a)(c)(d)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	620,000	153,450	(a)(c)(e)
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	1,250,000	0	(a)(c)(e)(f)(g)
Merrill Lynch & Co. Inc., Senior Notes	6.400%	8/28/17	300,000	290,491
Merrill Lynch & Co. Inc., Senior Notes, Medium-Term Notes	6.050%	8/15/12	400,000	405,776
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	1,000,000	918,387
Merrill Lynch & Co. Inc., Subordinated Notes	6.110%	1/29/37	320,000	246,699
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	100,000	98,744
Morgan Stanley, Senior Notes	6.000%	5/13/14	860,000	868,355
Morgan Stanley, Senior Notes	5.500%	7/24/20	100,000	90,923

See Notes to Financial Statements.

Western Asset Income Fund 2011 Annual Report	11

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	$ 480,000	$498,922
Total Capital Markets				7,080,063
Commercial Banks — 10.5%
BankAmerica Capital III, Junior Subordinated Notes	0.973%	1/15/27	215,000	155,306	(b)
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	830,000	747,000	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	480,000	424,800	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	240,000	251,314	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	600,000	568,335
BNP Paribas, Senior Notes	5.000%	1/15/21	280,000	269,499
BPCE SA, Subordinated Bonds	12.500%	9/30/19	361,000	325,867	(a)(b)(h)
CIT Group Inc., Secured Notes	5.250%	4/1/14	370,000	368,612	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	5.250%	5/24/41	570,000	558,756
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,050,000	787,500	(a)(b)(h)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	210,000	0	(a)(c)(e)(f)(g)(h)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	680,000	0	(a)(c)(e)(f)(g)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	560,000	347,200	(a)(b)(h)
HSBC Finance Capital Trust IX, Junior Subordinated Notes	5.911%	11/30/35	1,350,000	1,120,500	(b)
Intesa Sanpaolo SpA, Senior Notes	6.500%	2/24/21	790,000	648,359	(a)
Landsbanki Islands HF	7.431%	10/19/17	730,000	0	(a)(c)(e)(f)(g)(h)
Mizuho Financial Group Cayman Ltd.	5.790%	4/15/14	550,000	586,802	(a)
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	590,000	542,800
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	510,000	431,056	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	858,000	1,003,860	(a)(b)(h)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	1,095,000	1,082,782	(a)(b)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,260,000	858,375	(b)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	70,000	62,585
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	630,000	520,038
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	170,000	138,626
Societe Generale, Senior Notes	5.200%	4/15/21	480,000	407,845	(a)

See Notes to Financial Statements.

12	Western Asset Income Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	2/9/12	$1,120,000	$938,000	(b)(h)
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	450,000	450,562
Total Commercial Banks				13,596,379
Consumer Finance — 4.9%
Ally Financial Inc., Senior Notes	7.500%	12/31/13	1,551,000	1,593,652
Ally Financial Inc., Senior Notes	8.300%	2/12/15	370,000	390,350
Ally Financial Inc., Senior Notes	8.000%	11/1/31	728,000	702,520
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	201,000	197,483
American Express Co., Senior Notes	8.125%	5/20/19	220,000	284,432
American Express Co., Subordinated Debentures	6.800%	9/1/66	370,000	368,150	(b)
Capital One Financial Corp., Senior Notes	6.750%	9/15/17	230,000	257,719
Ford Motor Credit Co., LLC, Senior Notes	7.000%	4/15/15	610,000	655,750
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,300,000	1,344,716
SLM Corp., Medium-Term Notes	8.000%	3/25/20	590,000	595,900
Total Consumer Finance				6,390,672
Diversified Financial Services — 12.1%
AES El Salvador Trust, Senior Notes	6.750%	2/1/16	750,000	727,500	(a)
Bank of America Corp., Senior Notes	6.500%	8/1/16	540,000	543,818
Bank of America Corp., Senior Notes	7.625%	6/1/19	70,000	72,395
Bank of America Corp., Senior Notes	5.625%	7/1/20	30,000	27,712
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	154,000	162,019
Capital One Capital VI	8.875%	5/15/40	190,000	197,199
Citigroup Inc., Senior Notes	6.375%	8/12/14	620,000	650,703
Citigroup Inc., Senior Notes	5.500%	10/15/14	270,000	277,573
Citigroup Inc., Senior Notes	6.010%	1/15/15	210,000	219,388
Citigroup Inc., Senior Notes	8.500%	5/22/19	1,280,000	1,506,670
Citigroup Inc., Senior Notes	4.500%	1/14/22	510,000	490,632
Citigroup Inc., Senior Notes	8.125%	7/15/39	450,000	550,949
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	550,000	475,756
General Electric Capital Corp., Notes	5.300%	2/11/21	1,450,000	1,549,980
General Electric Capital Corp., Senior Notes	5.900%	5/13/14	600,000	657,091
General Electric Capital Corp., Senior Notes	6.000%	8/7/19	1,120,000	1,286,463
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	600,000	591,000	(b)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	790,000	533,250	(a)(b)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	190,000	195,700
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	470,000	486,450
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	130,000	120,093
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	190,000	191,900

See Notes to Financial Statements.

Western Asset Income Fund 2011 Annual Report	13

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	$ 80,000	$81,800	(a)
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	600,000	621,000	(a)
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	720,000	791,356
JPMorgan Chase Capital XXV, Junior Subordinated Notes	6.800%	10/1/37	1,000,000	1,003,750
UFJ Finance Aruba AEC	6.750%	7/15/13	355,000	379,338
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,440,000	1,310,400	(a)(b)
Total Diversified Financial Services				15,701,885
Insurance — 4.2%
Allstate Corp., Junior Subordinated Debentures	6.500%	5/15/57	480,000	433,200	(b)
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	80,000	57,900
American International Group Inc., Senior Notes	6.400%	12/15/20	90,000	90,831
ASIF Global Financing XIX	4.900%	1/17/13	30,000	30,251	(a)
AXA SA, Subordinated Bonds	8.600%	12/15/30	200,000	196,977
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	250,000	251,659	(a)(b)(h)
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	170,000	193,258
ING Capital Funding Trust III, Junior Subordinated Bonds	3.969%	3/31/12	1,470,000	1,156,350	(b)(h)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/15/37	300,000	267,000	(a)
Liberty Mutual Group, Senior Notes	5.750%	3/15/14	270,000	281,555	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	1,160,000	1,097,652
Prudential Financial Inc., Junior Subordinated Debentures	8.875%	6/15/38	340,000	389,300	(b)
Prudential Holdings LLC, Bonds, AGM-Insured	7.245%	12/18/23	260,000	293,777	(a)
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	400,000	513,361	(a)
Willis North America Inc., Senior Notes	5.625%	7/15/15	230,000	244,227
Total Insurance				5,497,298
Real Estate Investment Trusts (REITs) — 0.1%
Health Care REIT Inc., Senior Notes	5.875%	5/15/15	130,000	137,963
Thrifts & Mortgage Finance — 0.1%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	160,000	153,649
Total Financials				48,557,909
Health Care — 3.7%
Biotechnology — 0.9%
Amgen Inc., Senior Notes	5.150%	11/15/41	580,000	601,277
Gilead Sciences Inc., Senior Notes	4.400%	12/1/21	220,000	232,912
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	340,000	376,436
Total Biotechnology				1,210,625

See Notes to Financial Statements.

14	Western Asset Income Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Equipment & Supplies — 0.2%
Hospira Inc., Senior Notes	6.050%	3/30/17	$210,000	$231,841
Health Care Providers & Services — 2.6%
Aetna Inc., Senior Notes	6.500%	9/15/18	240,000	292,840
HCA Inc., Senior Notes	6.250%	2/15/13	930,000	948,600
HCA Inc., Senior Notes	5.750%	3/15/14	65,000	66,300
Humana Inc.	8.150%	6/15/38	190,000	246,447
Humana Inc., Senior Notes	6.450%	6/1/16	220,000	243,562
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	732,000	836,310
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	300,000	336,750
UnitedHealth Group Inc., Senior Notes	6.000%	11/15/17	31,000	36,242
WellPoint Inc., Notes	5.875%	6/15/17	290,000	334,156
Total Health Care Providers & Services				3,341,207
Total Health Care				4,783,673
Industrials — 5.3%
Aerospace & Defense — 1.9%
Esterline Technologies Corp., Senior Notes	7.000%	8/1/20	750,000	791,250
Exelis Inc., Senior Notes	5.550%	10/1/21	940,000	981,379	(a)
L-3 Communications Corp., Senior Notes	3.950%	11/15/16	440,000	444,102
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	317,000	324,925
Total Aerospace & Defense				2,541,656
Airlines — 1.8%
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	209,556	215,843
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	140,848	146,651
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	203,909	217,163
Continental Airlines Inc., Senior Secured Notes	7.256%	3/15/20	178,958	189,695
Delta Air Lines, Pass-Through Trust, Senior Secured Notes	7.750%	12/17/19	271,946	292,342
Delta Air Lines, Secured Notes	4.950%	5/23/19	362,223	366,751
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	114,727	112,570
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	280,000	286,300	(a)
United Air Lines Inc., Senior Secured Notes	12.000%	11/1/13	340,000	354,450	(a)
United Airlines, Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	124,508	134,468
Total Airlines				2,316,233
Commercial Services & Supplies — 0.7%
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	330,000	333,830
Republic Services Inc., Senior Notes	5.500%	9/15/19	130,000	150,030

See Notes to Financial Statements.

Western Asset Income Fund 2011 Annual Report	15

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Services & Supplies — continued
Republic Services Inc., Senior Notes	5.250%	11/15/21	$ 330,000	$374,183
Total Commercial Services & Supplies				858,043
Industrial Conglomerates — 0.2%
United Technologies Corp., Senior Notes	6.125%	2/1/19	200,000	247,137
Machinery — 0.7%
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	790,000	914,374
Total Industrials				6,877,443
Information Technology — 0.7%
IT Services — 0.6%
Electronic Data Systems Corp., Notes	7.450%	10/15/29	420,000	523,445
Mantech International Corp., Senior Notes	7.250%	4/15/18	320,000	326,000
Total IT Services				849,445
Semiconductors & Semiconductor Equipment — 0.1%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	110,000	135,110
Total Information Technology				984,555
Materials — 5.3%
Chemicals — 1.0%
Dow Chemical Co., Debentures	7.375%	11/1/29	800,000	1,015,291
Ecolab Inc., Senior Notes	4.350%	12/8/21	70,000	74,752
Ecolab Inc., Senior Notes	5.500%	12/8/41	200,000	221,628
Total Chemicals				1,311,671
Metals & Mining — 3.9%
Barrick Gold Financeco LLC, Senior Notes	6.125%	9/15/13	250,000	270,173
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	290,000	288,955
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	1,090,000	1,158,125
Novelis Inc., Senior Notes	8.750%	12/15/20	250,000	268,125
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	660,000	900,749
Southern Copper Corp., Senior Notes	5.375%	4/16/20	150,000	158,207
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,148,000	1,307,056
Xstrata Canada Financial Corp., Senior Notes	3.600%	1/15/17	360,000	362,967	(a)
Xstrata Canada Financial Corp., Senior Notes	4.950%	11/15/21	360,000	367,785	(a)
Total Metals & Mining				5,082,142
Paper & Forest Products — 0.4%
Georgia-Pacific Corp.	7.375%	12/1/25	250,000	308,329
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	150,000	153,000
Total Paper & Forest Products				461,329
Total Materials				6,855,142

See Notes to Financial Statements.

16	Western Asset Income Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Telecommunication Services — 7.2%
Diversified Telecommunication Services — 5.6%
AT&T Corp., Senior Notes	8.000%	11/15/31	$ 9,000	$12,713
AT&T Inc., Global Notes	6.550%	2/15/39	1,230,000	1,564,608
AT&T Inc., Senior Notes	5.350%	8/15/41	340,000	400,322
British Telecommunications PLC, Bonds	9.875%	12/15/30	330,000	465,069
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	160,000	178,060
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	200,000	256,621
Qwest Corp., Debentures	6.875%	9/15/33	1,000,000	993,290
Telecom Italia Capital SA, Senior Notes	7.721%	6/4/38	390,000	332,610
Telecom Italia Capital SpA, Senior Notes	7.200%	7/18/36	20,000	16,519
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	630,000	622,610
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	690,000	648,129
Verizon Communications Inc., Senior Notes	8.950%	3/1/39	720,000	1,153,051
Verizon Global Funding Corp., Senior Notes	5.850%	9/15/35	570,000	681,014
Total Diversified Telecommunication Services				7,324,616
Wireless Telecommunication Services — 1.6%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	850,000	1,010,613
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	300,000	330,790
Sprint Capital Corp., Global Notes	6.900%	5/1/19	330,000	271,425
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	390,000	409,500	(a)
Total Wireless Telecommunication Services				2,022,328
Total Telecommunication Services				9,346,944
Utilities — 5.3%
Electric Utilities — 3.6%
Duke Energy Corp., Senior Notes	6.300%	2/1/14	500,000	551,642
Enersis SA, Notes	7.400%	12/1/16	452,000	536,722
FirstEnergy Corp., Notes	7.375%	11/15/31	110,000	135,276
IPALCO Enterprises Inc., Senior Secured Notes	5.000%	5/1/18	1,280,000	1,254,400
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	140,000	173,297
PNPP II Funding Corp.	9.120%	5/30/16	1,258,000	1,354,438
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	390,000	644,367
Total Electric Utilities				4,650,142
Gas Utilities — 0.1%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	170,000	194,289	(a)
Independent Power Producers & Energy Traders — 0.1%
Energy Future Holdings Corp., Senior Notes	5.550%	11/15/14	120,000	85,200
Multi-Utilities — 1.5%
CenterPoint Energy Inc.	6.850%	6/1/15	1,150,000	1,304,852
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	250,000	331,760

See Notes to Financial Statements.

Western Asset Income Fund 2011 Annual Report	17

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Multi-Utilities — continued
DTE Energy Co.	6.350%	6/1/16	$260,000	$301,083
Total Multi-Utilities				1,937,695
Total Utilities				6,867,326
Total Corporate Bonds & Notes (Cost — $117,540,099)				121,157,034
Asset-Backed Securities — 0.2%
SLM Student Loan Trust, 2011-A A3 (Cost — $330,000)	2.778%	1/15/43	330,000	315,949	(a)(b)
Collateralized Mortgage Obligations — 0.3%
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.157%	9/25/37	237,998	211,275	(b)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.156%	9/25/37	242,893	236,216	(b)
Total Collateralized Mortgage Obligations (Cost — $476,669)				447,491
Municipal Bonds — 0.5%
Illinois — 0.5%
Illinois State, GO	5.665%	3/1/18	310,000	329,927
Illinois State, GO	5.877%	3/1/19	310,000	333,767
Total Municipal Bonds (Cost — $620,000)				663,694
Sovereign Bonds — 1.1%
Canada — 0.8%
Quebec Province	7.970%	7/22/36	650,000	1,071,491
India — 0.1%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	100,000	87,000	(a)(b)
Mexico — 0.0%
United Mexican States, Medium-Term Notes	6.750%	9/27/34	24,000	31,260
Russia — 0.2%
RSHB Capital, Loan Participation Notes, Secured Notes	7.125%	1/14/14	200,000	207,250	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	45,090	52,361	(a)
Total Russia				259,611
Total Sovereign Bonds (Cost — $1,111,704)				1,449,362
U.S. Government & Agency Obligations — 0.3%
U.S. Government Obligations — 0.3%
U.S. Treasury Bonds	3.750%	8/15/41	70,000	82,326
U.S. Treasury Notes	0.875%	11/30/16	270,000	270,823
Total U.S. Government & Agency Obligations (Cost — $348,252)				353,149

			Shares
Common Stocks — 0.2%
Consumer Discretionary — 0.2%
Automobiles — 0.2%
General Motors Co.			11,069	224,369	*

See Notes to Financial Statements.

18	Western Asset Income Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Income Fund

Security			Shares	Value
Industrials — 0.0%
Building Products — 0.0%
Nortek Inc.			1,208	$31,601	*
Total Common Stocks (Cost — $961,424)				255,970

	Rate
Preferred Stocks — 1.8%
Financials — 1.8%
Commercial Banks — 0.1%
Santander Finance Preferred SA Unipersonal	10.500%		4,500	118,215
Consumer Finance — 0.7%
GMAC Capital Trust I	8.125%		47,925	926,870	(b)
Diversified Financial Services — 0.9%
Citigroup Capital XII	8.500%		20,825	523,957	(b)
Citigroup Capital XIII	7.875%		22,900	596,774	(b)
Total Diversified Financial Services				1,120,731
Thrifts & Mortgage Finance — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		96,825	128,777	*(b)
Federal National Mortgage Association (FNMA)	8.250%		11,700	16,146	*(b)
Total Thrifts & Mortgage Finance				144,923
Total Preferred Stocks (Cost — $3,896,682)				2,310,739

		Expiration Date	Warrants
Warrants — 0.2%
General Motors Co.		7/10/16	10,063	118,039	*
General Motors Co.		7/10/19	10,063	78,693	*
Total Warrants (Cost — $1,026,475)				196,732
Total Investments before Short-Term Investments (Cost — $126,311,305)				127,150,120

		Maturity Date	Face Amount
Short-Term Investments — 0.5%
U.S. Government Agencies — 0.2%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.090 - 0.120%	1/10/12	$213,000	212,994	(i)
Federal National Mortgage Association (FNMA), Discount Notes	0.120%	1/17/12	3,000	3,000	(i)(j)
Total U.S. Government Agencies (Cost — $215,994)				215,994

See Notes to Financial Statements.

Western Asset Income Fund 2011 Annual Report	19

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Repurchase Agreements — 0.3%
Deutsche Bank Securities Inc. repurchase agreement dated 12/30/11; Proceeds at maturity — $439,002; (Fully collateralized by U.S. government agency obligation, 3.150% due 10/28/20; Market value — $447,780) (Cost — $439,000)	0.040%	1/3/12	$439,000	$439,000
Total Short-Term Investments (Cost — $654,994)				654,994
Total Investments — 98.4% (Cost — $126,966,299#)				127,805,114
Other Assets in Excess of Liabilities — 1.6%				2,089,996
Total Net Assets — 100.0%				$129,895,110

*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(c)	Illiquid security.
(d)	The maturity principal is currently in default as of December 31, 2011.
(e)	The coupon payment on these securities is currently in default as of December 31, 2011.
(f)	Value is less than $1.
(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(h)	Security has no maturity date. The date shown represents the next call date.
(i)	Rate shown represents yield-to-maturity.
(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.
‡	Subsequent to December 31, 2011, the issuer filed for bankruptcy.
#	Aggregate cost for federal income tax purposes is $127,443,440.

Abbreviations used in this schedule:

	AGM	—	Assured Guaranty Municipal Corp.
	GO	—	General Obligation
	REIT	—	Real Estate Investment Trust

See Notes to Financial Statements.

20	Western Asset Income Fund 2011 Annual Report

Statement of assets and liabilities

December 31, 2011

Assets:
Investments, at value (Cost — $126,966,299)	$127,805,114
Cash	124,622
Interest receivable	1,925,323
Receivable for securities sold	101,000
Deposits with brokers for open futures contracts	54,009
Prepaid expenses	21,515
Other receivables	13,944
Total Assets	130,045,527

Liabilities:
Investment management fee payable	54,884
Payable to broker — variation margin on open futures contracts	17,250
Accrued expenses	78,283
Total Liabilities	150,417
Total Net Assets	$129,895,110

Net Assets:
Par value ($0.01 par value; 20,000,000 shares authorized, 9,439,906 shares issued and outstanding) (Note 5)	$94,399
Paid-in capital in excess of par value	142,490,929
Undistributed net investment income	144,957
Accumulated net realized loss on investments and futures contracts	(13,602,424)
Net unrealized appreciation on investments and futures contracts	767,249
Total Net Assets	$129,895,110

Shares Outstanding	9,439,906

Net Asset Value	$13.76

See Notes to Financial Statements.

Western Asset Income Fund 2011 Annual Report	21

Statement of operations

For the Year Ended December 31, 2011

Investment Income:
Interest	$ 8,084,715
Dividends	172,578
Total Investment Income	8,257,293

Expenses:
Investment management fee (Note 2)	705,571
Transfer agent fees	73,708
Legal fees	50,044
Audit and tax	40,459
Shareholder reports	37,174
Taxes, other than federal income taxes	32,851
Fund accounting fees	26,120
Stock exchange listing fees	16,019
Directors’ fees	9,414
Custody fees	4,054
Miscellaneous expenses	3,573
Total Expenses	998,987
Less: Fee waivers and/or expense reimbursements (Note 2)	(24,000)
Net Expenses	974,987
Net Investment Income	7,282,306

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(369,191)
Futures contracts	(1,082,819)
Net Realized Loss	(1,452,010)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	722,292
Futures contracts	(126,268)
Change in Net Unrealized Appreciation (Depreciation)	596,024
Net Loss on Investments and Futures Contracts	(855,986)
Increase in Net Assets from Operations	$ 6,426,320

See Notes to Financial Statements.

22	Western Asset Income Fund 2011 Annual Report

Statements of changes in net assets

For the years ended December 31,	2011	2010

Operations:
Net investment income	$ 7,282,306	$ 7,449,424
Net realized gain (loss)	(1,452,010)	165,561
Change in net unrealized appreciation (depreciation)	596,024	5,647,246
Increase in Net Assets From Operations	6,426,320	13,262,231

Distributions to Shareholders From (Note 1):
Net investment income	(7,030,502)	(7,452,250)
Decrease in Net Assets From Distributions to Shareholders	(7,030,502)	(7,452,250)

Fund Share Transactions:
Reinvestment of distributions (3,002 and 7,337 shares issued, respectively)	40,887	99,506
Increase in Net Assets From Fund Share Transactions	40,887	99,506
Increase (Decrease) in Net Assets	(563,295)	5,909,487

Net Assets:
Beginning of year	130,458,405	124,548,918
End of year*	$129,895,110	$130,458,405
* Includes undistributed (overdistributed) net investment income of:	$144,957	$(106,847)

See Notes to Financial Statements.

Western Asset Income Fund 2011 Annual Report	23

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31:

	2011	2010	2009	2008	2007

Net asset value, beginning of year	$13.82	$13.21	$10.66	$15.13	$15.91

Income (loss) from operations:
Net investment income[1]	0.77	0.79	0.83	0.98	0.95
Net realized and unrealized gain (loss)	(0.08)	0.61	2.66	(4.47)	(0.61)
Total income (loss) from operations	0.69	1.40	3.49	(3.49)	0.34

Less distributions from:
Net investment income	(0.75)	(0.79)	(0.94)	(0.94)	(0.96)
Net realized gains	—	—	—	(0.04)	(0.16)
Total distributions	(0.75)	(0.79)	(0.94)	(0.98)	(1.12)

Net asset value, end of year	$13.76	$13.82	$13.21	$10.66	$15.13

Market price, end of year	$13.81	$12.89	$12.75	$10.49	$13.50
Total return, based on NAV[2,3]	5.04%	10.86%	34.41%	(24.05)%	2.17%
Total return, based on Market Price[4]	13.32%	7.28%	31.75%	(15.82)%	(6.16)%
Net assets, end of year (000s)	$129,895	$130,458	$124,549	$100,105	$142,029

Ratios to average net assets:
Gross expenses	0.76%	0.78%	0.89%	0.91%	0.83%
Net expenses[5,6]	0.74	0.76	0.86	0.89	0.81
Net investment income	5.55	5.78	7.07	7.32	6.10

Portfolio turnover rate	56%	42%	45%	17%	46%

1	Per share amounts have been calculated using the average shares method.
2

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.
4	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
5	Reflects fee waivers and/or expense reimbursements.
6	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

24	Western Asset Income Fund 2011 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified investment company.

The Fund seeks high level of current income, consistent with prudent investment risk. Capital appreciation is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Western Asset Income Fund 2011 Annual Report	25

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$121,157,034	$ 0*	$121,157,034
Asset-backed securities	—	315,949	—	315,949
Collateralized mortgage obligations	—	447,491	—	447,491
Municipal bonds	—	663,694	—	663,694
Sovereign bonds	—	1,449,362	—	1,449,362
U.S. government & agency obligations	—	353,149	—	353,149
Common stocks	$ 255,970	—	—	255,970
Preferred stocks	2,310,739	—	—	2,310,739
Warrents	196,732	—	—	196,732
Total long-term investments	$2,763,441	$124,386,679	$ 0*	$127,150,120
Short-term investments†	—	654,994	—	654,994
Total investments	$2,763,441	$125,041,673	$ 0*	$127,805,114
Other financial instruments:
Futures contracts	$ 2,240	—	—	$ 2,240
Total	$2,765,681	$125,041,673	$ 0*	$127,807,354

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$ 73,806	—	—	$ 73,806

†  See Schedule of Investments for additional detailed categorizations.

*  Value is less than $1.

26	Western Asset Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate Bonds & Notes
Balance as of December 31, 2010	$ 0*
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of December 31, 2011	$ 0*
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2011	—

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.
*	Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Western Asset Income Fund 2011 Annual Report	27

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986

28	Western Asset Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

(the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

The Fund has entered into an Investment Advisory Agreement with Western Asset Management Company (“Adviser”), which is a wholly owned subsidiary of Legg Mason, Inc., pursuant to which the Adviser provides investment advice and administrative services to the Fund. In return for its services, the Fund pays the Adviser a monthly fee at an annual rate of 0.70% of the average monthly net assets of the Fund up to $60,000,000 and 0.40% of such net assets in excess of $60,000,000. If expenses (including the Adviser’s fee but excluding interest, taxes, brokerage fees, the expenses of any offering by the Fund of its securities, and extraordinary expenses beyond the control of the Fund) borne by the Fund in any fiscal year exceed 1.5% of average net assets up to $30,000,000 and 1% of average net assets over $30,000,000, the Adviser has contractually agreed to reimburse the Fund for any excess.

During the year ended December 31, 2011, fees waived and/or expenses reimbursed amounted to $24,000.

Western Asset Management Company Limited (“WAML”) provides the Fund with investment research, advice, management and supervision and a continuous investment program for the Fund’s portfolio of non-dollar securities consistent with the Fund’s investment objectives and policies. As compensation, the Adviser pays WAML a fee based on the pro rata assets of the Fund managed by WAML during the month.

Under the terms of an administrative services agreement among the Fund, the Adviser, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”), Western Asset (not the Fund) pays LMPFA a monthly fee of $3,000, an annual rate of $36,000.

LMPFA and WAML are wholly-owned subsidiaries of Legg Mason, Inc.

Western Asset Income Fund 2011 Annual Report	29

3. Investments

During the year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$58,147,299	$14,849,602
Sales	57,492,888	15,151,974

At December 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 11,204,032
Gross unrealized depreciation	(10,842,358)
Net unrealized appreciation	$ 361,674

At December 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	3	3/12	$478,322	$480,562	$ 2,240
Contracts to Sell:
U.S. Treasury 30-Year Bonds	7	3/12	1,010,696	1,013,687	(2,991)
U.S. Treasury 2-Year Notes	2	3/12	440,900	441,094	(194)
U.S. Treasury 5-Year Notes	18	3/12	2,209,637	2,218,641	(9,004)
U.S. Treasury 10-Year Notes	48	3/12	6,232,383	6,294,000	(61,617)
					(73,806)
Net unrealized loss on open futures contracts					$(71,566)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2011.

ASSET DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$2,240

30	Western Asset Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$73,806

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$(1,082,819)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$(126,268)

During the year ended December 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$ 1,376,573
Futures contracts (to sell)	10,708,044

5. Common shares

Of the 9,439,906 shares of common stock outstanding at December 31, 2011, the Investment Adviser owned 30,323 shares.

6. Director compensation

Each Director of the Fund who is not an “interested person” (as defined in the 1940 Act) of the Fund, Western Asset or WAML receives an aggregate fee of $75,000 annually for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund. Each Director also receives a fee of $7,500 and related expenses for each meeting of the Board or of a committee attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board receives an additional $30,000 per year for serving in such capacity.

Western Asset Income Fund 2011 Annual Report	31

The Chairman of the Audit Committee receives an additional $25,000 per year for serving in such capacity. Each member of the Audit Committee receives a fee of $6,000 for serving as a member of the Audit Committee. Other committee members receive a fee of $3,000 for serving as a member of each committee upon which they serve. All such fees are allocated among the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund according to each such investment company’s average annual net assets.

Director Ronald Olson receives from Western Asset an aggregate fee of $75,000 annually for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund, as well as a fee of $7,500 and related expenses for each meeting of the Board attended in person and a fee of $2,500 for participating in each telephonic meeting.

7. Distributions subsequent to December 31, 2011

On November 17, 2011, the Fund’s Board of Directors declared two distributions, each in the amount of $0.0600 per share, payable on January 27, 2012, and February 24, 2012 to shareholders of record on January 20, 2012 and February 24, 2012, respectively.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$7,030,502	$7,452,250

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 351,460
Capital loss carryforward*	(13,196,849)
Other book/tax temporary differences(a)	(134,937)
Unrealized appreciation (depreciation)(b)	290,108
Total accumulated earnings (losses) — net	$(12,690,218)

*  As of December 31, 2011, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
No Expiration	$ (1,676,649)**
12/31/2016	(676,492)
12/31/2017	(10,616,218)
12/31/2018	(227,490)
$(13,196,849)

These amounts will be available to offset future taxable capital gains.

32	Western Asset Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

**

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts, book/tax differences in the accrual of interest on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and other book/tax differences on the treatment of losses on certain securities.

9. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

Western Asset Income Fund 2011 Annual Report	33

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of
Western Asset Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Income Fund (the “Fund”) at December 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 21, 2012

34	Western Asset Income Fund

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Western Asset Management Company (“Western Asset”) and the Investment Subadvisory Agreement (together with the Advisory Agreement, the “Agreements”) between Western Asset and Western Asset Management Company Limited (“WAML”) with respect to the Fund at meetings held on October 20 and October 27, 2011. At a meeting held on November 15, 2011, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset and WAML (together, the “Advisers”); reviewed a variety of information prepared by the Advisers and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; and reviewed performance and expense information for a peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, such as information on differences between the Fund’s share price and net asset value per share, and related discussions with the Advisers’ personnel.

As part of their review, the Directors examined the Advisers’ ability to provide high quality investment management services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future under the Agreements, including the Advisers’ business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Advisers’ investment process, research capabilities and philosophy were well-suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in a peer group of funds that invest at least

Western Asset Income Fund	35

65% of their assets in corporate and government debt issues rated in the top four grades. The Directors noted that the performance of the Fund exceeded its peer average performance for the one-year period, but was approximately equal to its peer average for the ten-year period and was lower than its peer average for the three- and five-year periods ended August 31, 2011.

The Directors also considered the management fee and total expenses payable by the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Directors observed that the management fee paid by the Fund to Western Asset was slightly higher than the average of the fees paid by funds in its Lipper peer group, and that Western Asset was responsible for payment of the management fee to WAML. The Directors also noted that the Fund’s total expenses were approximately equal to the average of the funds in its Lipper peer group. They noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Advisers with similar investment strategies, but that the administrative and operational responsibilities for the Advisers with respect to the Fund were also relatively higher. In light of this difference in responsibilities, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Advisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers; the direct and indirect benefits that the Advisers may receive from their respective relationships with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment adviser to the Fund; and the affiliation between the Advisers and Legg Mason Partners Funds Advisor, LLC, the Fund’s administrator. In that connection, the Directors concluded that the Advisers’ profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by the Advisers, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Directors concluded that, because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Advisers would realize economies of scale from the Fund’s growth.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who are independent of the Advisers within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given

36	Western Asset Income Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of investment advisory services being provided by the Advisers, but would continue to closely monitor the Advisers’ performance; that the fees to be paid to the Advisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Income Fund	37

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Western Asset Management Company, 385 East Colorado Blvd., Pasadena, California 91101. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1997
Principal occupation(s) during past five years	Retired.
Number of portfolios in fund complex overseen by Director (including the Fund)[2]	11
Other board memberships held by Director	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1998
Principal occupation(s) during past five years

President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); President and Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1986-present); Member of the International Olympic Committee (1986-present).

Number of portfolios in fund complex overseen by Director (including the Fund)[2]	11
Other board memberships held by Director	OBN Holdings, Inc. (film, television and media company)

Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[2]	Served since 2007
Principal occupation(s) during past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Partner, Arthur Andersen, LLP (1974-2002).
Number of portfolios in fund complex overseen by Director (including the Fund)[2]	11
Other board memberships held by Director	Occidental Petroleum Corporation and Public Storage

38	Western Asset Income Fund

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors† cont’d

William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Served since 1997
Principal occupation(s) during past five years	Trustee of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).
Number of portfolios in fund complex overseen by Director (including the Fund)[2]	11
Other board memberships held by Director	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2004
Principal occupation(s) during past five years

Director of Orbitz Worldwide, Inc. (2007-present) (online travel company); Director of MarketTools, Inc. (2010-present) (market research software provider); Director of Forest Lawn (2002-present) (memorial parks); Director of eHarmony, Inc. (2005-2011) (online dating company); Director of aQuantive Inc. (2004-2007) (digital marketing services company); Chief Operating Officer of Overture Services, Inc. (2001-2004) (commercial online search); and President and Chief Operating Officer of Paymybills.com (2000-2001) (online personal bill management service)

Number of portfolios in fund complex overseen by Director (including the Fund)[2]	11
Other board memberships held by Director	Orbitz Worldwide (global on-line travel company)

Western Asset Income Fund	39

Interested Directors:

R. Jay Gerken[3]
Year of birth	1951
Position(s) held with Fund	Director and President
Term of office and length of time served[1]	Served as a Director since 2006 and as President since 2007
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co. (since 2005); Officer and Trustee/Director of 161 funds associated with LMPFA or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer of LMPFA (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)

Number of portfolios in fund complex overseen by Director (including the Fund)[2]	161
Other board memberships held by Director	None

Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2005
Principal occupation(s) during past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).
Number of portfolios in fund complex overseen by Director (including the Fund)[2]	11
Other board memberships held by Director	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.

40	Western Asset Income Fund

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers5:

Richard F. Sennett
55 Water Street, New York, NY 10041
Year of birth	1970
Position(s) held with Fund	Principal Financial Officer
Term of office and length of time served[1]	Served since 2011
Principal occupation(s) during past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Number of portfolios in fund complex overseen by Director (including the Fund)[2]	N/A
Other board memberships held by Director	N/A

Erin K. Morris
100 International Drive, Baltimore, MD 21202
Year of birth	1966
Position(s) held with Fund	Treasurer
Term of office and length of time served[1]	Served since 2006
Principal occupation(s) during past five years

Vice President and Manager Global Fiduciary Platform, Legg Mason & Co., LLC (2005-present); Assistant Vice President and Manager, Fund Accounting Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2006-present); Western Asset/Claymore Inflation-Linked & Income Fund and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2010-present); Assistant Treasurer Legg Mason Partners Fund Complex (2007-present); Formerly Assistant Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2001-2006); Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-2009) and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-2009)

Number of portfolios in fund complex overseen by Director (including the Fund)[2]	N/A
Other board memberships held by Director	N/A

Western Asset Income Fund	41

Officers cont’d

Todd F. Kuehl
100 International Drive, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Served since 2007
Principal occupation(s) during past five years

Director, Legg Mason & Co., LLC (2006-present); Chief Compliance Officer of Legg Mason Private Portfolio Group (2009-present); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc. (2007-present); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).

Number of portfolios in fund complex overseen by Director (including the Fund)[2]	N/A
Other board memberships held by Director	None

Robert I. Frenkel
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Served since 2009
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

Number of portfolios in fund complex overseen by Director (including the Fund)[2]	N/A
Other board memberships held by Director	N/A

†             Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

1              Each Officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

2              Each Director also serves as a Trustee of Western Asset Premier Bond Fund (closed-end investment company) and as a Director of Western Asset Funds, Inc. (open-end investment company), which are considered part of the same Fund Complex as the Fund. In addition, Mr. Gerken serves as Director/Trustee to 161 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of Western Asset Management Co. (“WAM”).

3              Mr. Gerken is an “Interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of WAM.

4              Mr. Olson is an “Interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

5              Each Officer of the Fund is an “Interested person” (as defined above) of the Fund.

42	Western Asset Income Fund

Annual principal executive officer and principal financial officer certifications (unaudited)

The Fund’s Principal Executive Officer (“PEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s PEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Income Fund	43

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:
Legg Mason & Co., LLC
Compliance Department
100 International Drive
Baltimore, MD 21202

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

44	Western Asset Income Fund

Dividend reinvestment plan

The Fund offers to all shareholders a Dividend Reinvestment Plan (“Plan”). For participants in the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) are automatically invested in shares of the Fund. Interested shareholders may obtain more information or sign up for the Plan by contacting the agent. Shareholders who own shares in a brokerage, bank, or other financial institution account must contact the Company where their account is held in order to participate in the Plan.

If you elect to participate in the Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the net asset value (“NAV”) of a Fund share. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV the Agent will, as agent for the participants, buy shares of the Fund’s stock through a broker on the open market or in a negotiated transaction (subject to price and other terms to which the agent may agree). The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All shares of common stock acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional information regarding the plan

The Fund will pay all costs applicable to the Plan, with the exceptions noted below. Brokerage commissions, transfer taxes and any other costs of purchase or sale by the Agent under the Plan will be charged to participants. The commission participants pay for selling shares under the Plan is calculated as $2.50 plus $0.15 per share. Beneficial shareholders should contact the company holding their account for further information concerning fees that may apply to selling shares under the Plan. In the event the Fund determines to no longer pay the costs applicable to the Plan, the Agent will terminate the Plan and may, but is not obligated to, offer a new plan under which it would impose a direct service charge on participants.

All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Directors may declare. Distributions to Plan participants will be in the form of stock, unless the Agent is notified in writing 10 days prior to the record date fixed by the Board of Directors for the distribution that you

Western Asset Income Fund	45

wish to receive a cash payment. Beneficial shareholders should contact the company holding their account for further information regarding deadlines that might apply.

You may terminate participation in the Plan at any time by giving written notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions.

Upon termination of the Plan, a participant may request a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. If the participant instructs the Agent to sell the shares credited to the participant’s account, the Agent may accumulate such shares and those of any other terminating participants for purposes of such sale. Brokerage charges, transfer taxes, and any other costs of sale will be allocated pro rata among the selling participants. Any such sale may be made on any securities exchange where such shares are traded, in the over-the counter market or in negotiated transactions, and may be subject to such terms of price, delivery, etc., as the Agent may agree to. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to each participant each year.

Registered shareholders can make inquiries regarding the Plan, as well as sign up or terminate their participation in the Plan by contacting American Stock Transfer & Trust Company LLC, 59 Maiden Lane, New York, N.Y. 10038 — Investor Relations, telephone number 1-888-888-0151. Beneficial Shareholders can make inquiries regarding the Plan as well as sign up or terminate their participation in the Plan by contacting the company where their account is held.

Western Asset Income Fund

Directors	Western Asset Income Fund	Transfer agent
William E. B. Siart	620 Eighth Avenue	American Stock Transfer & Trust Company
Chairman	49th Floor	59 Maiden Lane
R. Jay Gerken	New York, NY 10018	New York, NY 10038
President
Ronald J. Arnault	Investment advisers	New York Stock Exchange Symbol
Anita L. DeFrantz	Western Asset Management Company	PAI
Ronald L. Olson	Western Asset Management Company Limited
Avedick B. Poladian
Jaynie Miller Studenmund	Custodian
State Street Bank and Trust Company
Officers	1 Lincoln Street
R. Jay Gerken	Boston, MA 02111
President
Richard F. Sennett	Independent registered public accounting firm
Principal Financial Officer	PricewaterhouseCoopers LLP
Todd F. Kuehl	100 East Pratt Street
Chief Compliance Officer	Baltimore, MD 21202
Robert I. Frenkel
Secretary and Chief Legal Officer	Legal counsel
Erin K. Morris	Ropes & Gray LLP
Treasurer	1211 Avenue of the Americas
New York, NY 10036

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-ends funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•        Personal information included on applications or other forms;

•        Account balances, transactions, and mutual fund holdings and positions;

•        Online account access user IDs, passwords, security challenge question responses; and

•        Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•        Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•        Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•        The Funds’ representatives such as legal counsel, accountants and auditors; and

•        Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Income Fund

Western Asset Income Fund
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASXO13146 2/12 SR12-1576

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Ronald J. Arnault possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous last two fiscal years ending December 31, 2010 and December 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $45,569 in December 31, 2010 and $40,469 in December 31, 2011.

b) Audit-Related Fees. There were no aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Income Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.  Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,000 in December 31, 2010 and $4,100 in December 31, 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Income Fund

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Income Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Income Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2010 and December 31, 2011; Tax Fees were 100% and 100% for December 31, 2010 and December 31, 2011; and Other Fees were 100% and 100% for December 31, 2010 and December 31, 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Income Fund, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Income Fund during the reporting period were $0 in December 31, 2011.

(h) Yes.  Western Asset Income Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Income Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)     Registrant has a separately - designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Ronald J. Arnault

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)    Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated the voting of proxies relating to its portfolio securities to its adviser, Western Asset Management Company (the “Adviser”).  The Proxy Voting Policies and Procedures of the Adviser are attached as an exhibit to this Form N-CSR.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Ryan K. Brist Western Asset 385 East Colorado Blvd. Pasadena, CA

Co-portfolio manager of the fund; portfolio manager and head of U.S. Investment Grade Credit at Western Asset since 2009; portfolio manager and Chief Investment Officer at Logan Circle Partners, L.P. from 2007-2009.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2011.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Stephen A. Walsh‡	181 registered investment companies with $163.8 billion in total assets under management	208 Other pooled investment vehicles with $103.7 billion in assets under management*	741 Other accounts with $175.5 billion in total assets under management**

Ryan K. Brist‡	12 registered investment Company with $3.1 billion in total assets Under management	3 Other pooled investment vehicles with $6.5 billion in assets under management***	22 Other accounts with $5.2 billion in total assets under management****

*        Includes 6 accounts managed, totaling $851.8 million, for which advisory fee is performance based.

**      Includes 76 accounts managed, totaling $18.9 billion, for which advisory fee is performance based.

***    Includes 1 accounts managed, totaling $1.0 million, for which advisory fee is performance based.

****  Includes 2 accounts managed, totaling $0.3 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Walsh is involved in the management of all the Firm’s portfolios, but he is not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. He is responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of December 31, 2011.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Stephen A. Walsh	A
Ryan K. Brist	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Income Fund

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President

Western Asset Income Fund

Date:	February 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President
Western Asset Income Fund

Date:	February 28, 2012

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer of
Western Asset Income Fund

Date:	February 28, 2012